Exhibit 99.2

Aldeyra Therapeutics Provides Update on Late-Stage Clinical Trials at

2016 Research and Development Day

First-Ever Vehicle-Controlled Phase III Clinical Trial in Noninfectious Anterior Uveitis

First-Ever Phase III Clinical Trial in Sjögren-Larsson Syndrome

Allergic Conjunctivitis Phase IIb Clinical Trial

Phase IIa Clinical Trial in Dry Eye Syndrome

LEXINGTON, MA — (Marketwired) — 09/26/16 — Aldeyra Therapeutics, Inc. (NASDAQ: ALDX) (Aldeyra), a biotechnology company focused on the development of products to treat diseases related to aldehydes, today provided updates on its plans for late-stage clinical trials at the Aldeyra 2016 Research and Development Day. Aldeyra announced plans for the first-ever vehicle-controlled Phase III clinical trial in noninfectious anterior uveitis, as well as a first-ever Phase III clinical trial in Sjögren-Larsson Syndrome. Aldeyra also announced the expected advancement of ADX-102 (formerly NS2) to a Phase IIb clinical trial in allergic conjunctivitis, and the addition of a clinical program in dry eye syndrome.

“Based on the positive results of all three of our Phase II clinical trials completed this year, we are excited to progress to late-stage clinical testing and embark upon pre-commercial planning as we enter a new phase of growth at Aldeyra,” said Todd C. Brady, M.D., Ph.D., President and CEO. “We look forward to advancing our first-in-class aldehyde trap platform in inflammation and inborn errors of aldehyde metabolism, two different classes of diseases with unmet medical need. In particular, patients with ocular inflammation suffer from cataracts, glaucoma, and other co-morbidities associated with repeated dosage of corticosteroids, and patients with Sjögren-Larsson Syndrome currently have no available approved therapies to treat the symptoms of their disease.”

A live webcast of the presentation and slide deck will be available via the Company’s Investor Relations website at http://ir.aldeyra.com. Following the live webcast, an archived version will be available on the website until September 25, 2017.

About Aldeyra Therapeutics

Aldeyra Therapeutics, Inc. is a biotechnology company devoted to improving lives by inventing, developing and commercializing products that treat diseases thought to be related to endogenous aldehydes, a naturally occurring class of pro-inflammatory and toxic molecules. Aldeyra’s lead product candidate, ADX-102, is an aldehyde trap in development for ocular inflammation, as well as for Sjögren-Larsson Syndrome and Succinic Semi-Aldehyde Dehydrogenase Deficiency, two inborn errors of aldehyde metabolism. Aldeyra’s product candidates have not been approved for sale in the U.S. or elsewhere.

About Sjögren-Larsson Syndrome

Sjögren-Larsson Syndrome (SLS) is a rare inborn error of aldehyde metabolism caused by mutations in fatty acid aldehyde dehydrogenase, leading to elevated toxic fatty aldehyde levels that are thought to contribute to severe ichthyosis (scaly, thickened, dry skin), neurological disorders, and retinal disease. No therapy for SLS has been approved by the U.S. Food and Drug Administration.

About Noninfectious Anterior Uveitis

Noninfectious anterior uveitis is a rare, potentially blinding disease that may be mediated in part by pro-inflammatory aldehydes, and is characterized by inflammation in the front of the eye, pain, impaired vision, and photophobia.

About Allergic Conjunctivitis

Allergic conjunctivitis is a common allergic disease that is thought to be mediated in part by pro-inflammatory aldehydes, and is characterized by inflammation of the conjunctiva (a membrane covering part of the front of the eye), resulting in ocular itching, excessive tear production, lid swelling and redness.

About Dry Eye Syndrome

Dry eye syndrome is a common inflammatory disease characterized by insufficient moisture and lubrication in the anterior surface of the eye. Symptoms may include ocular irritation, burning or stinging, and severe cases may lead to decreased vision. In patients with dry eye syndrome, aldehydes may contribute to ocular inflammation as well as the impairment of lipids (fats) that lubricate the surface of the eye.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, about Aldeyra’s product candidates, strategy, future plans and prospects, including statements regarding Aldeyra’s development plans for its product candidates and the structure and timing of Aldeyra’s planned or pending clinical trials. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue. Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing of enrollment, commencement and completion of Aldeyra’s clinical trials, the timing, structure and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the ability to obtain and maintain regulatory approval to conduct clinical trials and to commercialize Aldeyra’s product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; the size and growth of the potential markets for Aldeyra’s product candidates and the ability to serve those markets; Aldeyra’s expectations regarding Aldeyra’s expenses and revenue, the sufficiency of Aldeyra’s cash resources and needs for additional financing; the rate and degree of market acceptance of any of Aldeyra’s product candidates; Aldeyra’s expectations regarding competition; Aldeyra’s anticipated growth strategies; Aldeyra’s ability to attract or retain key personnel;

Aldeyra’s ability to establish and maintain development partnerships; Aldeyra’s expectations regarding federal, state and foreign regulatory requirements; regulatory developments and determinations in the United States and foreign countries; Aldeyra’s ability to obtain and maintain intellectual property protection for its product candidates; the anticipated trends and challenges in Aldeyra’s business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in Aldeyra’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2016, to be filed with the SEC in the fourth quarter of 2016.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this release is provided only as of the date of this release, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Corporate Contact:

Stephen Tulipano

Aldeyra Therapeutics, Inc.

Tel: +1 781-761-4904 Ext. 205

stulipano@aldeyra.com

Investor Contact:

Chris Brinzey

Westwicke Partners

Tel: 339-970-2843

Chris.brinzey@westwicke.com

Media Contact:

Cammy Duong

MacDougall Biomedical Communications

781-591-3443

cduong@macbiocom.com

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